UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 549-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, in connection with the retirement of John Gehring from his position as Executive Vice President and Chief Financial Officer of ConAgra Foods, Inc. (the “Company”), Mr. Gehring entered into a Transition and Non-Competition Agreement, dated August 29, 2016, with the Company (the “Transition Agreement”), which, among other things, requires Mr. Gehring to comply with certain non-competition and employee non-solicitation obligations in connection with his retirement. On September 28, 2016, the Company entered into an Interim Position and Non-Compete Agreement with Mr. Gehring, which agreement is effective as of September 28, 2016 (the “Gehring Agreement”). As of its effective date, the Gehring Agreement will supersede the Transition Agreement in its entirety.

Under the Gehring Agreement, Mr. Gehring will serve as the Vice President and interim Chief Financial Officer of the Company’s Lamb Weston business (“Lamb Weston”). Mr. Gehring’s employment in service to Lamb Weston under the Gehring Agreement is generally expected to continue until December 15, 2016. Mr. Gehring’s employment as described in this paragraph is subject to certain earlier employment termination scenarios as further described in the Gehring Agreement.

The Gehring Agreement provides that Mr. Gehring will receive a base salary during his employment at an annual rate of $650,000. Mr. Gehring will continue to participate in the Company’s fiscal year 2017 short-term annual cash incentive program until the completion of the planned spin-off of Lamb Weston by the Company (based on a target award level of 100% of salary actually received from the Company during fiscal year 2017), pro-rated based on his actual service to the Company during fiscal year 2017 prior to the spin-off and based on the funding percentages as in effect for the Company’s senior executive officers at the end of fiscal year 2017. Mr. Gehring will also participate in Lamb Weston’s fiscal year 2017 short-term annual cash incentive program after completion of the spin-off on a pro-rata basis tied to his actual service to Lamb Weston during fiscal year 2017 after the spin-off.

Mr. Gehring will not be eligible for new equity grants from the Company during the remainder of fiscal year 2017. However, Mr. Gehring’s Company equity awards outstanding at the time of the spin-off are expected to be equitably adjusted under the terms of the applicable Company equity plans to reflect the spin-off, will settle in Company stock and will continue vesting based on his service to Lamb Weston after the spin-off. Mr. Gehring will also remain eligible for “early retirement” treatment for his Company equity awards.

Prior to the spin-off, Mr. Gehring will continue to participate in applicable Company benefit plans, but will cease such participation at the time of the spin-off in favor of participation in Lamb Weston’s benefit plans. Mr. Gehring will also be entitled to (1) use Company or Lamb Weston aircraft for commuting purposes related to his employment and (2) reimbursement for reasonable legal expenses relating to the execution of the Gehring Agreement. Mr. Gehring will also be available to provide assistance to and cooperation with the Company with respect to matters of which he is knowledgeable for up to one year after the spin-off.

Mr. Gehring is eligible for a payment of $250,000 as consideration for his execution and the nonrevocation of a customary release of claims in favor of the Company in connection with executing the Gehring Agreement. In addition, if Mr. Gehring complies with the terms of the Gehring Agreement (including certain customary confidentiality, two-year non-solicitation, one-year non-competition and mutual non-disparagement covenants) and executes and does not revoke both the first release and an additional customary release of claims following his separation from service, he will be entitled to receive $400,000, $200,000 of which is payable six months following his separation from service and the remaining $200,000 of which is payable 12 months following his separation from service.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 23, 2016, the following matters were voted on at the 2016 Annual Meeting of Stockholders of the Company:

1.	The Company’s stockholders re-elected the following directors, in each case to serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Bradley A. Alford

Number of Votes For: 328,258,318

Number of Votes Withheld: 2,148,844

Broker Non-Votes: 57,201,127

Name: Thomas K. Brown

Number of Votes For: 328,296,682

Number of Votes Withheld: 2,110,480

Broker Non-Votes: 57,201,127

Name: Stephen G. Butler

Number of Votes For: 325,851,494

Number of Votes Withheld: 4,555,668

Broker Non-Votes: 57,201,127

Name: Sean M. Connolly

Number of Votes For: 327,536,105

Number of Votes Withheld: 2,871,057

Broker Non-Votes 57,201,127

Name: Steven F. Goldstone

Number of Votes For: 326,794,701

Number of Votes Withheld: 3,612,461

Broker Non-Votes: 57,201,127

Name: Joie A. Gregor

Number of Votes For: 328,217,719

Number of Votes Withheld: 2,189,443

Broker Non-Votes: 57,201,127

Name: Rajive Johri

Number of Votes For: 327,982,456

Number of Votes Withheld: 2,424,706

Broker Non-Votes: 57,201,127

Name: W.G. Jurgensen

Number of Votes For: 326,687,850

Number of Votes Withheld: 3,719,312

Broker Non-Votes: 57,201,127

Name: Richard H. Lenny

Number of Votes For: 326,305,763

Number of Votes Withheld: 4,101,399

Broker Non-Votes: 57,201,127

Name: Ruth Ann Marshall

Number of Votes For: 328,202,694

Number of Votes Withheld: 2,204,468

Broker Non-Votes: 57,201,127

Name: Timothy R. McLevish

Number of Votes For: 327,958,486

Number of Votes Withheld: 2,448,676

Broker Non-Votes: 57,201,127

2.	The Company’s stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditors of the Company for fiscal 2017.

Number of Votes For: 384,096,647

Number of Votes Against: 2,537,537

Abstain: 974,105

3.	The Company’s stockholders approved, on an advisory, nonbinding basis, a resolution approving the compensation of the Company’s named executive officers.

Number of Votes For: 314,714,975

Number of Votes Against: 13,940,223

Abstain: 1,751,964

Broker Non-Votes: 57,201,127

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	EVP, General Counsel & Corporate Secretary

Date: September 28, 2016